UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 28, 2003
(Date of earliest event reported)

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	000-21363	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, PA	15222
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   412-562-0900

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated April 28, 2003

Item 9. Regulation FD Disclosure.

On April 28, 2003, Education Management Corporation (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the April 28, 2003 press release is attached hereto as an exhibit and incorporated herein by reference. The information included in the attached exhibit and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

    Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Education Management Corporation (Registrant)
April 28, 2003 (Date)	/s/ ROBERT T. MCDOWELL Robert T. McDowell Executive Vice President & Chief Financial Officer